UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2026

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 13, 2026, Tenable Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026 (the “Proxy Statement”). Of the 114,530,327 shares outstanding as of the record date, 106,390,505 shares, or approximately 92.89%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of three nominees to serve as directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

	Votes For	Votes Withheld
John C. Huffard, Jr.	50,765,937	42,627,545
A. Brooke Seawell	69,784,955	23,608,527
Raymond Vicks, Jr.	70,871,351	22,522,131
Broker Non-Votes: 12,997,023
All nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,641,971	589,380	159,154	—
Proposal No. 3: The advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
83,235,799	9,941,420	216,263	12,997,023
Proposal No. 4: The advisory vote on the frequency of solicitation of future advisory stockholder approval of named executive officer compensation. The votes were cast as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
92,531,025	15,905	789,886	56,666	12,997,023
Consistent with the stockholder voting results above and the recommendation of the Board as disclosed in the Proxy Statement for the Annual Meeting, the Board of the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote, or until the Board of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	May 13, 2026	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary